EXHIBIT 6.1



                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

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DIRECTORS:

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------
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Jerry Miller                                   Director                                     New York, NY

Edward Charles Wood, III                       Director                                     Oakbrook Terrace, IL


OFFICERS:

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------

Jerry Miller                                   Chief Executive Officer, President           New York, NY
                                               and Managing Director

Brian Edward Binder                            Managing Director and Chief                  Oakbrook Terrace, IL
                                               Administrative Officer

Richard F. Brereton                            Managing Director                            New York, NY

Elizabeth M. Brown                             Managing Director                            Houston, TX

Gary R. DeMoss                                 Managing Director                            Oakbrook Terrace, IL

Amy R. Doberman                                Managing Director and Secretary              New York, NY

David Onthank Linton                           Managing Director                            Weston, CT

Douglas Mangini                                Managing Director                            New York, NY

Paul Martin                                    Managing Director                            New York, NY

Steven M. Massoni                              Managing Director                            Oakbrook Terrace, IL

Mark R. McClure                                Managing Director                            Oakbrook Terrace, IL

Carsten Otto                                   Managing Director                            New York, NY

Walter E. Rein                                 Managing Director                            Oakbrook Terrace, IL

James J. Ryan                                  Managing Director                            Oakbrook Terrace, IL

Andrew John Scherer                            Managing Director                            Oakbrook Terrace, IL

Michael Spangler                               Managing Director                            Oakbrook Terrace, IL

Timothy Sweeney                                Managing Director                            West Conshohocken, PA

Terry L. Swenson                               Managing Director                            Amery, WI

Elizabeth Adams Schafer Vale                   Managing Director                            West Conshohocken, PA

Robert Scott West                              Managing Director                            Oakbrook Terrace, IL

Edward Charles Wood, III                       Managing Director and Chief                  Oakbrook Terrace, IL
                                               Operating Officer

Kenneth Castiglia                              Chief Financial Officer and                  New York, NY
                                               Treasurer

Stefanie Chang Yu                              Assistant Secretary                          New York, NY

Laurence Joseph Althoff                        Executive Director                           Oakbrook Terrace, IL

Matthew T. Baker                               Executive Director                           Oakbrook Terrace, IL

Patricia Anne Bettlach                         Executive Director                           Chesterfield, MO

Michael Paul Boos                              Executive Director                           Oakbrook Terrace, IL

Curtis W. Bradshaw                             Executive Director                           Oakbrook Terrace, IL

John T. Browning                               Executive Director                           Oakbrook Terrace, IL

Daniel Burton                                  Executive Director                           Oakbrook Terrace, IL

Juanita Ellen Buss                             Executive Director                           Kennesaw, GA

Richard J. Charlino                            Executive Director                           Oakbrook Terrace, IL

Brent Alan Cooper                              Executive Director                           Oakbrook Terrace, IL

Craig S. Falduto                               Executive Director                           Oakbrook Terrace, IL

Gina Germane                                   Executive Director and Chief                 New York, NY
                                               Anti-Money Laundering Officer

Richard G. Golod                               Executive Director                           Annapolis, MD

Gregory D. Heffington                          Executive Director                           Fort Collins, CO

Richard Ralph Hoffmann                         Executive Director                           Jersey City, NJ

Michelle H. Huber                              Executive Director                           Oakbrook Terrace, IL

Troy David Huber                               Executive Director                           Oakbrook Terrace, IL

Michael Bernard Hughes                         Executive Director                           Oakbrook Terrace, IL

Louis Gregory Kafkes                           Executive Director                           Oakbrook Terrace, IL

Robert Daniel Kendall                          Executive Director                           Oakbrook Terrace, IL

Karen Leparulo                                 Executive Director                           Oakbrook Terrace, IL

Carl E. Mayfield                               Executive Director                           Lakewood, CO

Margaret McDermott                             Executive Director                           West Conshohocken, PA

Lou Anne McInnis                               Executive Director                           New York, NY

Maura A. McGrath                               Executive Director                           Jersey City, NJ

John Thaddeus Moser                            Executive Director                           Oakbrook Terrace, IL

Lance O'Brian Murphy                           Executive Director                           Dallas, TX

Michael P. Pluemer                             Executive Director                           Oakbrook Terrace, IL

Joseph Patrick Pollaro, Jr.                    Executive Director                           Jersey City, NJ

Thomas C. Rowley                               Executive Director                           Oakbrook Terrace, IL

David Templin Saylor                           Executive Director                           Oakbrook Terrace, IL

Maura Scherer                                  Executive Director                           Oakbrook Terrace, IL

Robert Heyward Schumacher                      Executive Director                           Oakbrook Terrace, IL

Gwen Louise Shaneyfelt                         Executive Director                           Oakbrook Terrace, IL

Richard John Stefanec                          Executive Director                           Tarzana, CA

James D. Stevens                               Executive Director                           North Andover, MA

John F. Tierney                                Executive Director                           Oakbrook Terrace, IL

Michael James Tobin                            Executive Director                           Oakbrook Terrace, IL

Thomas Buckley Tyson                           Executive Director                           Oakbrook Terrace, IL

Brett Alan Van Bortel                          Executive Director                           Oakbrook Terrace, IL

John M. Walsh                                  Executive Director                           Oakbrook Terrace, IL

Gary Weber                                     Executive Director                           Jersey City, NJ

Barbara Anne Marie Withers                     Executive Director                           Oakbrook Terrace, IL

Patrick Michael Zacchea                        Executive Director                           Oakbrook Terrace, IL

James Kenneth Ambrosio                         Vice President                               Lloyd Harbor, NY

George Steven Amidon                           Vice President                               Holland, MI

Leslie Ann Ashton                              Vice President                               Salt Lake City, UT

Scott Christopher Bernstiel                    Vice President                               Freehold, NJ

Carol S. Biegel                                Vice President                               Naperville, IL

Christopher M. Bisaillon                       Vice President                               Chicago, IL

Michael Winston Brown                          Vice President                               Colleyville, TX

Loren D. Burket                                Vice President                               Plymouth, MN

Thomas Brady Cannon                            Vice President                               West Conshohocken, PA

Donna Lynn Chadderton                          Vice President                               Valrico, FL

John Patrick Collins                           Vice President                               Oakbrook Terrace, IL

Michael R. Colston                             Vice President                               Louisville, KY

Jack Crain                                     Vice President                               Oakbrook Terrace, IL

Shannon Colleen Crowley                        Vice President                               Oakbrook Terrace, IL

Michael A. Dearth                              Vice President                               Oakbrook Terrace, IL

Paul DeMaio                                    Vice President                               Oakbrook Terrace, IL

Kenneth A. DeMarco                             Vice President                               Oakbrook Terrace, IL

Marc DiFilippo                                 Vice President                               Oakbrook Terrace, IL

Joanne Doldo                                   Vice President                               New York, NY

Paula Christie Doroff                          Vice President                               Oakbrook Terrace, IL

Lisa Doyle                                     Vice President and Compliance                Houston, TX
                                               Officer

Patricia Flynn Dredze                          Vice President                               Oakbrook Terrace, IL

Paula M. Duerr                                 Vice President                               Oakbrook Terrace, IL

Craig Alan Dumnich                             Vice President                               Perryville, MD

Michael E. Eccleston                           Vice President                               Chicago, IL

Tara Farrelly                                  Vice President                               New York, NY

Christopher E. Fitzgerald                      Vice President                               Oakbrook Terrace, IL

William Joseph Fow                             Vice President                               Redding, CT

David Joseph Fredrick                          Vice President                               Newton, MA

Charles D. Friday                              Vice President                               Gibsonia, PA

Alice J. Gerstel                               Vice President                               New York, NY

Evan Gordon                                    Vice President and Chief Compliance          New York, NY
                                               Officer

Walter C. Gray                                 Vice President                               Houston, TX

John W. Haase, Jr.                             Vice President                               New York, NY

Hunter Handley                                 Vice President                               Oakbrook Terrace, IL

William G. Harrigan                            Vice President                               Jersey City, NJ

Brian C. Hartigan                              Vice President                               Oakbrook Terrace, IL

Francis Martin Hawkins                         Vice President                               Oakbrook Terrace, IL

Kimberly Haynes Costello                       Vice President                               New York, NY

Michael Douglas Hibsch                         Vice President                               Nashville, TN

Kevin P. Holleron                              Vice President                               Oakbrook Terrace, IL

Ryan Teague Hurley                             Vice President                               Oakbrook Terrace, IL

Eric J. Hyde                                   Vice President                               Oakbrook Terrace, IL

Lowell M. Jackson                              Vice President                               Roswell, GA

Keraya S. Jefferson                            Vice President and Compliance                Jersey City, NJ
                                               Officer

Greg S. Jenkins                                Vice President                               Oakbrook Terrace, IL

Nancy Johannsen                                Vice President                               Oakbrook Terrace, IL

Laurie L. Jones                                Vice President                               Houston, TX

Michael E. Jones                               Vice President                               Oakbrook Terrace, IL

Tara Gay Jones                                 Vice President                               Oakbrook Terrace, IL

Daniel W. Krause                               Vice President                               Oakbrook Terrace, IL

Lisa Therese Kueng                             Vice President                               Oakbrook Terrace, IL

Gary W. Lackey                                 Vice President                               Houston, TX

Michael Langhoff                               Vice President                               Oakbrook Terrace, IL

Albert K. Lazaro                               Vice President                               Oakbrook Terrace, IL

Tony E. Leal                                   Vice President                               Houston, TX

Michelle Lea Lewis                             Vice President                               Oakbrook Terrace, IL

Mark Stephen Lie                               Vice President                               Oakbrook Terrace, IL

Holly Kay Lieberman                            Vice President                               Oakbrook Terrace, IL

Ivan R. Lowe                                   Vice President                               Houston, TX

Richard M. Lundgren                            Vice President                               River Forest, IL

Douglas Mathew Macomber                        Vice President                               Elmhurst, IL

Michael J. Magee                               Vice President                               Oakbrook Terrace, IL

Brian Maute                                    Vice President                               Oakbrook Terrace, IL

Anthony S. Manzanares                          Vice President                               Oakbrook Terrace, IL

Eric J. Marmoll                                Vice President                               Oakbrook Terrace, IL

Ann Therese McGrath                            Vice President                               San Francisco, CA

Peter George Mishos                            Vice President                               Oakbrook Terrace, IL

Elisa Renee Mitchell                           Vice President                               Oakbrook Terrace, IL

Sterling Tyler Moore                           Vice President                               San Francisco, CA

Grant R. Myers                                 Vice President                               Houston, TX

Richard Aaron Myers                            Vice President                               Oakbrook Terrace, IL

Kristan N. Mulley                              Vice President                               Oakbrook Terrace, IL

Elizabeth Ann Nelson                           Vice President                               Oakbrook Terrace, IL

Ryne Atsushi Nishimi                           Vice President                               Oakbrook Terrace, IL

James A. O'Brien                               Vice President                               Oakbrook Terrace, IL

Brian P. O'Connell                             Vice President                               Oakbrook Terrace, IL

Jason Eric Ogden                               Vice President                               Oakbrook Terrace, IL

Timothy Jay Ott                                Vice President                               Highland, VA

Pete Papageorgakis                             Vice President                               Oakbrook Terrace, IL

Jeffrey M. Pegorsch                            Vice President                               Oakbrook Terrace, IL

Paul R. Peterson                               Vice President                               Oakbrook Terrace, IL

Megan H. Piscitello                            Vice President                               Oakbrook Terrace, IL

Richard J. Poli                                Vice President                               Downingtown, PA

Jennifer Lynn Pucci                            Vice President                               Oakbrook Terrace, IL

John M. Radzinski                              Vice President                               Oakbrook Terrace, IL

Michael W. Rohr                                Vice President                               Naperville, IL

Jason F. Ruimerman                             Vice President                               Salem, MA

Thomas J. Sauerborn                            Vice President                               Jersey City, NJ

Tonya Hammet Sax                               Vice President                               Oakbrook Terrace, IL

Lisa A. Schultz                                Vice President                               Oakbrook Terrace, IL

Laurel H. Shipes                               Vice President                               Duluth, GA

Frank Skubic                                   Vice President                               San Francisco, CA

Timothy Paul Sweeney                           Vice President                               Oakbrook Terrace, IL

Hope Spiro Tennenbaum                          Vice President                               Oakbrook Terrace, IL

Christopher J. Staniforth                      Vice President                               Leawood, KS

Brian S. Terwilliger                           Vice President                               Oakbrook Terrace, IL

Jeffrey M. Thomas                              Vice President                               Irvine, CA

Joseph L. Thomas                               Vice President                               San Diego, CA

Angela L. Thomley                              Vice President                               Oakbrook Terrace, IL

Eric B. Towell                                 Vice President                               Oakbrook Terrace, IL

Hugh C. Triplett                               Vice President                               Thousand Oaks, CA

Jeanette L. Underwood                          Vice President                               Oakbrook Terrace, IL

Christopher Walsh                              Vice President                               Oakbrook Terrace, IL

Randy L. Watts                                 Vice President                               Oakbrook Terrace, IL

Sharon Monica Wells                            Vice President                               Jersey City, NJ

Mark Whitehouse                                Vice President                               Oakbrook Terrace, IL

Harold Everette Whitworth III                  Vice President                               Liberty Township, OH

Ronald Wayne Wilson                            Vice President                               Oakbrook Terrace, IL

Judy W. Woolley                                Vice President                               Houston, TX

John Wyckoff                                   Vice President                               Santa Monica, CA

David Martin Wynn                              Vice President                               Tempe, AZ

Kenneth Paul Zaugh                             Vice President                               Oakbrook Terrace, IL

William Edward Zorovich                        Vice President                               Oakbrook Terrace, IL

Leticia George                                 Officer                                      Houston, TX

Mary Mullin                                    Assistant Secretary                          New York, NY
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